UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________________________________
FORM 8-K/A
Amendment No. 1
 ___________________________________________________

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) May 1, 2014
 WASHINGTON REAL ESTATE
INVESTMENT TRUST
(Exact name of registrant as specified in its charter)

MARYLAND	1-6622	53-0261100
(State of incorporation)	(Commission File Number)	(IRS Employer Identification Number)
6110 EXECUTIVE BOULEVARD, SUITE 800, ROCKVILLE, MARYLAND 20852
(Address of principal executive office) (Zip code)
Registrant’s telephone number, including area code: (301) 984-9400
___________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
 ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
 ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
 ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
 ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets.

Washington Real Estate Investment Trust (“Washington REIT”), in order to provide the financial statements required to be included in the Current Report on Form 8-K filed on May 7, 2014, hereby amends the following items, as set forth in the pages attached hereto.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired

1.	Yale West - Audited Historical Summary of Revenue and Certain Expenses for the year ended December 31, 2013.

2.
1775 Eye Street, NW - Audited Statement of Revenues and Certain Expenses for the year ended December 31, 2013 and unaudited Statement of Revenues and Certain Expenses for the quarter ended March 31, 2014.

In acquiring the properties listed above, Washington REIT evaluated, among other things, sources of revenue (including but not limited to, competition in the rental market, comparative rents and occupancy rates) and expenses (including but not limited to, utility rates, ad valorem tax rates, maintenance expenses and anticipated capital expenditures). The results of the interim period are not necessarily indicative of the results to be obtained for the full fiscal year. However, after reasonable inquiry, management is not aware of any material factors affecting these properties that would cause the reported financial information not to be indicative of their future operating results.

(b)	Pro Forma Financial Information

The following pro forma financial statements reflecting the property acquisitions listed above (as defined in Regulation S-X) are filed as an exhibit hereto:

1.	Washington REIT Unaudited Pro Forma Consolidated Balance Sheet for the year ended December 31, 2013.

2.	Washington REIT Unaudited Pro Forma Condensed Consolidated Statements of Operations for the year ended December 31, 2013 and the quarter ended March 31, 2014.

(c)	Exhibits

23.1 Consent of Baker Tilly Virchow Krause LLP
23.2 Consent of McGladrey LLP

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WASHINGTON REAL ESTATE INVESTMENT TRUST
(Registrant)

	By:	/s/ Laura M. Franklin
(Signature)

Laura M. Franklin
Executive Vice President
Accounting and Administration

July 17, 2014
(Date)

EXHIBIT INDEX

Exhibit Number	Description

23.1	Consent of Baker Tilly Virchow Krause LLP
23.2	Consent of McGladrey LLP

Independent Auditors’ Report

To the Board of Trustees
Washington Real Estate Investment Trust
Washington, DC

We have audited the accompanying statement of revenue and certain expenses (the “Statement”) of 1775 Eye
Street, NW, (the “Property”), for the year ended December 31, 2013, and the related notes to the Statement.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of the Statement in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation a statement that is free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on the Statement based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditors’ judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the Statement referred to above present fairly, in all material respects, the revenues and certain expenses described in Note 1 of the Property for the year ended December 31, 2013, in accordance with accounting principles generally accepted in the United States of America.
Basis of Presentation

As discussed in Note 1 to the Statement, the accompanying Statement was prepared for the purpose of complying with Rule 3-14 of Regulation S-X promulgated under the Securities Act of 1933, as amended, and is not intended to be a complete presentation of the Property’s revenues and expenses.

Report on Summarized Comparative Information

The summarized comparative information presented herein for the quarter ended March 31, 2014, derived from those unaudited financial statements, has not been audited, reviewed, or compiled and, accordingly, we express no opinion or any other form of assurance on it.

/s/ Baker Tilly Virchow Krause, LLP

Tysons Corner, Virginia
July 7, 2014

1775 EYE STREET, NW

Statements of Revenues and Certain Expenses

For the Year Ended December 31, 2013 and the Quarter Ended March 31, 2014 (unaudited)

	Year Ended December 31, 2013	Quarter Ended March 31, 2014 (unaudited)
	(in thousands)	(in thousands)

Revenues
Base rents	$4,604	$1,130
Expense recoveries	2,468	604
Parking revenue	575	146
Other revenue	90	17

Total revenues	7,737	1,897

Certain Expenses
Real estate taxes	1,760	463
Repairs, maintenance and supplies	604	153
Utilities	494	97
Salaries and wages	357	115
Other expenses	219	54
Insurance	30	8

Total certain expenses	3,464	890

Revenues in Excess of Certain Expenses	$4,273	$1,007

The accompanying notes are an integral part of these financial statements.

1775 EYE STREET, NW

Notes to the Financial Statements

For the Year Ended December 31, 2013 and the Quarter Ended March 31, 2014 (unaudited)

NOTE 1 - BASIS OF PRESENTATION

1775 Eye Street, NW (the “Property”) is an 11-story office building consisting of approximately 185,000 square feet of rentable office space with a three-level parking garage located on the corner of 18th and Eye Streets, N.W. in Washington, DC. The accompanying statements of revenues and certain expenses include the operations of the Property, which primarily consist of leasing office space to four tenants. Washington Real Estate Investment Trust (“WRIT”) purchased the Property on May 1, 2014.

The accompanying statements of revenues and certain expenses relate to the Property and have been prepared for the purpose of complying with Rule 3-14 of Regulation S-X, promulgated by the Securities Act of 1933, as amended, which requires certain information with respect to real estate operations acquired to be included with certain filings made by WRIT with the Securities and Exchange Commission (“SEC”). Accordingly, these statements are not representative of the actual operations of the Property for the periods presented, as revenues and certain expenses, which may not be directly attributable to the revenues and expenses expected to be incurred in the future operations of the Property have been excluded. The revenues and certain expenses of the Property are presented exclusive of the following revenue and expenses which may not be comparable to the future operations:

a) Interest expense on mortgages and borrowings, in existence prior to acquisition by WRIT
b) Depreciation of property and equipment
c) Management and leasing fees
d) Certain corporate and administrative expenses
e) Provision for income taxes
f) Other miscellaneous revenue and expenses not directly related to the future operations of the Property, including interest income

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

Revenue Recognition - The Property reports base rental revenue on a straight-line basis over the respective lease term, when collectability is reasonably assured and the tenant has taken possession of or controls the physical use of the leased space. Base rent consists of minimum rental payments made by tenants, adjusted for minimum escalations in annual rent. The Property accounts for leases with its tenants as operating leases as substantially all of the benefits and risks of ownership of the property under lease have not been transferred to the respective tenants. Expense recoveries include real estate taxes, repairs and maintenance and other operating expenses and are recognized in the period in which they occur, and are computed based on final operating expenses for the year in accordance with the lease agreements. The reimbursements are presented gross, as the Property has discretion in selecting the third-party service provider or supplier and bears the associated credit risk as the primary obligor in purchasing the goods and services. Parking revenue is recognized as services are rendered. As of December 31, 2013 and March 31, 2014 (unaudited), the occupancy of the building was approximately 62 percent.

Advertising - Advertising costs are charged to operations when incurred. For the year ended December 31, 2013 and quarter ended March 31, 2014, advertising expense was $57 thousand and $7 thousand (unaudited), respectively, and is included in other expenses on the statements of revenue and certain expenses.

Use of Estimates - The preparation of the statements of revenues and certain expenses in conformity with accounting principles generally accepted in the United States of America requires management to make a number of estimates and assumptions that affect the reported amounts of revenues and certain expenses during the reporting period. Actual results could differ from those estimated amounts.

Unaudited Interim Statement - The statement of revenue and certain expenses for the quarter ended March 31, 2014 is unaudited. In the opinion of management, the statement of revenue and certain expenses reflects all adjustments necessary for a fair presentation of the results of the interim period. All such adjustments are of normal recurring nature.

1775 EYE STREET, NW

Notes to the Financial Statements

For the Year Ended December 31, 2013 and the Quarter Ended March 31, 2014 (unaudited)

NOTE 3 - TENANT CONCENTRATION

For the year ended December 31, 2013 and quarter ended March 31, 20014, two tenants account for 45 percent and 44 percent (unaudited), respectively, of the Property’s base rental revenue, with the respective leases expiring in 2018 and 2021, respectively.

NOTE 4 - MINIMUM FUTURE LEASE RENTALS

Future minimum base rents due under noncancelable operating leases in effect as of December 31, 2013, and expiring at various dates through 2021, are as follows (in thousands):

Year ending December 31,	2014	$5,027
	2015	4,921
	2016	5,053
	2017	5,103
	2018	2,567
Thereafter		4,855

		$27,526

NOTE 5 - COMMITMENTS AND CONTINGENCIES

From time to time, the Property may be subject to legal proceedings and claims in the ordinary course of business. These matters are generally covered by insurance. Management is currently unaware of any matters that would have a material impact on the financial statements.

NOTE 6 - SUBSEQUENT EVENTS

Management has evaluated subsequent events through the report date of these financial statements, the date these financial statements were available to be issued. There were no material subsequent events that required recognition or additional disclosure in these financial statements.

Independent Auditor's Report

To the Board of Trustees and Shareholders
Washington Real Estate Investment Trust

Report on the Historical Summary

We have audited the accompanying Historical Summary of Revenue and Certain Expenses of Yale West Apartments for the year ended December 31, 2013 and the related notes (the “Historical Summary”).

Management’s Responsibility for the Historical Summary

Management is responsible for the preparation and fair presentation of the Historical Summary in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of the Historical Summary that is free from material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on the Historical Summary based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the Historical Summary. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the Historical Summary, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the Historical Summary in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the Historical Summary.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the revenue and certain expenses described in Note 2 of Yale West Apartments for the year ended December 31, 2013 in accordance with accounting principles generally accepted in the United States of America.

Basis of Accounting

As discussed in Note 2, the accompanying financial statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and is not intended to be a complete presentation of Yale West Apartments’ revenue and certain expenses. Our opinion is not modified with respect to this matter.

/s/ McGladrey LLP Chicago, Illinois
July 17, 2014

YALE WEST APARTMENTS

HISTORICAL SUMMARY OF REVENUE AND CERTAIN EXPENSES
YEAR ENDED DECEMBER 31, 2013

Year Ended December 31, 2013
Revenue:
Rental income	$5,384,182
Parking revenue	210,275
Other revenue	317,698

Total revenue	5,912,155

Certain expenses:
Utilities	319,394
Real estate taxes	585,854
Repairs, maintenance, and supplies	253,584
Advertising and marketing	104,866
Salaries and bonus	587,123
Insurance	57,510
Professional fees	91,578
General and administrative	100,870

Total certain expenses	2,100,779

Revenue in excess of certain expenses	$3,811,376

See Notes to the Historical Summary.

YALE WEST APARTMENTS

NOTES TO THE HISTORICAL SUMMARY OF REVENUE AND
CERTAIN EXPENSES

YEAR ENDED DECEMBER 31, 2013

NOTE 1 - NATURE OF BUSINESS AND SIGNIFICANT ACCOUNTING POLICIES

On February 21, 2014, Washington Real Estate Investment Trust (the “REIT”) acquired a 216 unit multifamily residential property in Washington D.C. known as Yale West Apartments (the “Property”). The aggregate purchase price of the Property was approximately $73 million, exclusive of closing costs.

Revenue recognition

Rental income is recorded when earned. Rental payments received in advance are deferred until earned. Leases are generally one year in length and rental payments are due on the first of the month.

Advertising costs

The Property expenses advertising costs as incurred.

Use of estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions regarding revenues and expenses. Such estimates primarily relate to unsettled transactions and events as of the date of the financial statements. Accordingly, upon settlement, actual results could differ from estimated amounts.

NOTE 2 - BASIS OF PRESENTATION

The Historical Summary has been prepared for the purpose of complying with Regulation S-X, Rule 3-14 of the Securities and Exchange Commission (SEC), which requires that certain information with respect to real estate operations acquired be included with certain filings with the SEC. The Historical Summary includes the historical revenue and certain expenses for the Property, exclusive of the items which may not be comparable to the proposed future operations such as:

(a) Interest expense on existing mortgages and borrowings
(b) Depreciation of property and equipment
(c) Asset management fees and property management fees
(d) Initial leasing fees
(e) Certain corporate and administrative expenses

NOTE 3 - COMMITMENTS AND CONTINGENCIES

Commitments and contingencies include the usual obligations of a real estate property in the normal course of business. In management’s opinion, these matters are not expected to have a material adverse effect on the Property’s future operating results.

NOTE 4 - SUBSEQUENT EVENTS

Management has evaluated the events and transactions that have occurred through July 17, 2014, the date which the historical summary of revenue and certain expenses was available to be issued.

WASHINGTON REAL ESTATE INVESTMENT TRUST
UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET AND
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

The unaudited consolidated pro forma financial information should be read in conjunction with Washington REIT's Form 8-K filed with the Securities and Exchange Commission (“SEC”) on May 7, 2014, announcing the acquisitions of Yale West and 1775 Eye Street, NW; the consolidated financial statements and notes thereto included in Washington REIT's Annual Report on Form 10-K for the year ended December 31, 2013 and Washington REIT's Quarterly Report on Form 10-Q for the quarter ended March 31, 2014; and the Historical Summary of Revenue and Certain Expenses of Yale West and the Statements of Revenues and Certain Expenses of 1775 Eye Street, NW included elsewhere in this Form 8-K/A. In management's opinion, all adjustments necessary to reflect these acquisitions and related transactions have been made.

The unaudited consolidated pro forma financial information is not necessarily indicative of what Washington REIT's actual results of operations would have been had these transactions been consummated on the dates indicated, nor does it purport to represent Washington REIT's results of operations or financial position for any future period. The pro forma results of operations for the periods ended December 31, 2013 and March 31, 2014 are not necessarily indicative of the operating results for these periods.

Washington REIT purchased Yale West and 1775 Eye Street, NW on the following dates:

Acquisition Date	Property Name / Type
February 21, 2014	Yale West / Multifamily
May 1, 2014	1775 Eye Street, NW / Office

The pro forma balance sheet as of March 31, 2014 presents consolidated financial information as if the acquisition of 1775 Eye Street, NW had taken place on March 31, 2014. The acquisition of Yale West is already included in Washington REIT's consolidated balance sheet as of March 31, 2014. The pro forma statements of operations for the year ended December 31, 2013, and the three months ended March 31, 2014, present the pro forma results of operations as if the acquisitions had taken place as of the beginning of the year ended December 31, 2013. The pro forma statements of operations illustrate the operating results of Yale West and 1775 Eye Street, NW, which represent the substantial majority of the properties previously acquired during 2014 necessary to develop the pro forma results for Washington REIT. Explanations or details of the pro forma adjustments are in the notes to the financial statements.

WASHINGTON REAL ESTATE INVESTMENT TRUST AND SUBSIDIARIES
UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
MARCH 31, 2014
(IN THOUSANDS)

	Washington REIT	1775 Eye Street, NW		PRO FORMA
Assets
Land	$472,056	$48,086	(1)	$520,142
Income producing property	1,784,850	44,640	(1)	1,835,924
		4,498	(1)
		1,936	(1)
	2,256,906	99,160		2,356,066
Accumulated depreciation and amortization	(581,644)	—		(581,644)
Net income producing property	1,675,262	99,160		1,774,422
Properties under development or held for future development	68,963	—		68,963
Total real estate held for investment, net	1,744,225	99,160		1,843,385
Cash and cash equivalents	62,080	(15,024)	(1)	47,056
Restricted cash	107,039	(92,671)	(1)	14,368
Rents and other receivables, net of allowance for doubtful accounts	52,736	—		52,736
Prepaid expenses and other assets	109,092	5,512	(1)	118,545
		3,831	(1)
		110	(1)
Total assets	$2,075,172	$918		$2,076,090
Liabilities
Notes payable	$746,830	$—		$746,830
Mortgage notes payable	404,359	—		404,359
Lines of credit	—	—		—
Accounts payable and other liabilities	56,804	2,067	(1)	59,017
		146	(1)
Advance rents	14,688	244	(1)	14,932
Tenant security deposits	8,402	80	(1)	8,482
Total liabilities	1,231,083	2,537		1,233,620
Equity
Shareholders’ equity
Preferred shares; $0.01 par value	—	—		—
Shares of beneficial interest; $0.01 par value	666	—		666
Additional paid in capital	1,151,353	—		1,151,353
Distributions in excess of net income	(312,417)	(1,619)	(1)	(314,036)
Total shareholders’ equity	839,602	(1,619)		837,983
Noncontrolling interests in subsidiaries	4,487	—		4,487
Total equity	844,089	(1,619)		842,470
Total liabilities and equity	$2,075,172	$918		$2,076,090

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
MARCH 31, 2014

(1)
Washington REIT records the acquired physical assets (land, building and tenant improvements), in-place leases (absorption, tenant origination costs, leasing commissions, and net lease intangible assets/liabilities), and any other assets or liabilities at their fair values.

We have recorded the total purchase price of 1775 Eye Street, NW as follows (in thousands):

Land	$48,086
Buildings and improvements	44,640
Tenant origination costs	4,498
Leasing commissions/absorption costs	5,512
Net lease intangible assets	3,831
Net lease intangible liabilities	(2,067)
Total	$104,500

The difference between cash ($15.0 million) and restricted cash ($92.7 million) paid and the contract purchase price ($104.5 million) is comprised of the following:

Credit to seller for building renovations	$1,936
Credit to seller for prepaid expenses	110
Credit to Washington REIT for assumed liabilities	(146)
Credit to Washington REIT for advance rent	(244)
Credit to Washington REIT for security deposits	(80)
Payment of Washington REIT's portion of closing costs	1,619
$3,195

WASHINGTON REAL ESTATE INVESTMENT TRUST AND SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF INCOME
FOR THE THREE MONTHS ENDED MARCH 31, 2014
(IN THOUSANDS, EXCEPT PER SHARE DATA)

	Washington REIT	Yale West	1775 Eye Street, NW	Total All Acquisitions		Pro Forma
Revenue
Real estate rental revenue	$68,611	$845	$1,897	$2,742	(8)	$71,353
		—	(90)	(90)	(1),(7)	(90)
		—	193	193	(2),(7)	193
	68,611	845	2,000	2,845		71,456
Expenses
Real estate expenses	26,342	355	890	1,245	(8)	27,587
		31	34	65	(3),(7), (8)	65
Depreciation and amortization	22,753	(331)	881	550	(4),(7),(8)	23,303
Acquisition costs	3,045	(1,425)	—	(1,425)	(5), (7)	1,620
General and administrative	4,429	—	—	—		4,429
	56,569	(1,370)	1,805	435		57,004
Other income (expense)
Interest expense	(14,530)	(299)	—	(299)	(6),(7),(8)	(14,829)
Other income	223	—	—	—		223
	(14,307)	(299)	—	(299)		(14,606)
(Loss) income from continuing operations	(2,265)	1,916	195	2,111		(154)
Discontinued operations:
Income from operations of properties sold or held for sale	546	—	—	—		546
Gain on sale of real estate	106,273	—	—	—		106,273
Net income	104,554	1,916	195	2,111		106,665
Less: Net income attributable to noncontrolling interests in subsidiaries	—	—	—	—		—
Net income attributable to the controlling interests	$104,554	$1,916	$195	$2,111		$106,665
Basic net income attributable to the controlling interests per share:
Continuing operations	$(0.04)					$(0.01)
Discontinued operations	1.60					1.60
Net income attributable to the controlling interests per share	$1.56					$1.59
Diluted net income attributable to the controlling interests per share:
Continuing operations	$(0.04)					$(0.01)
Discontinued operations	1.60					1.60
Net income attributable to the controlling interests per share	$1.56					$1.59
Weighted average shares outstanding - basic	66,701					66,701
Weighted average shares outstanding - diluted	66,701					66,701

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF INCOME
FOR THE THREE MONTHS ENDED MARCH 31, 2014

(1)	Represents amortization of the net intangible lease asset or liability based on the remaining life of the acquired leases.

(2)	Represents straight-line rent adjustment.

(3)	Represents property management costs incurred by the properties.

(4)
Represents depreciation over 30 years, based on the fair value of building and improvements, plus amortization of tenant origination costs, leasing commissions and absorption over the remaining life of the acquired leases.

(5)
Represents the acquisition costs related to Yale West incurred by Washington REIT during the first quarter of 2014. These costs are included in 2013 because we present the pro forma results of operations as if the acquisitions had taken place as of the beginning of the year ended December 31, 2013.

(6)	Represents interest expense on the mortgage assumed with the Yale West acquisition.

(7)	The table below illustrates the pro forma adjustments for each property (in thousands):

		Yale West	1775 Eye Street, NW	Total All Properties
(1)	Amortization of lease intangibles, net	$—	$(90)	$(90)
(2)	Straight line rent adjustment	—	193	193
(3)	Property management costs	31	34	65
(4)	Depreciation and amortization	(331)	881	550
(5)	Acquisition costs	(1,425)	—	(1,425)
(6)	Interest expense	(299)	—	(299)

(8)
Washington REIT's historical consolidated statements of income for the quarter ended March 31, 2014 included the operating results of Yale West subsequent to its acquisition date of February 21, 2014. Therefore, the pro forma adjustments for the quarter ended March 31, 2014, which assume the acquisition had taken place as of the beginning of the year ended December 31, 2013, are reduced by such historical amounts

WASHINGTON REAL ESTATE INVESTMENT TRUST AND SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF INCOME
FOR THE YEAR ENDED DECEMBER 31, 2013
(IN THOUSANDS, EXCEPT PER SHARE DATA)

	Washington REIT	Yale West	1775 Eye Street, NW	Total All Acquisitions		Pro Forma
Revenue
Real estate rental revenue	$263,024	$5,912	$7,737	$13,649		$276,673
		(1,779)	(359)	(2,138)	(1),(6)	(2,138)
		—	644	644	(2),(6)	644
	263,024	4,133	8,022	12,155		275,179
Expenses
Real estate expenses	93,293	2,101	3,464	5,565		98,858
		165	133	298	(3),(6)	298
Depreciation and amortization	85,740	2,236	3,524	5,760	(4),(6)	91,500
Acquisition costs	1,265	—	—	—		1,265
General and administrative	17,535	—	—	—		17,535
	197,833	4,502	7,121	11,623		209,456
Other income (expense)
Interest expense	(63,573)	(2,062)	—	(2,062)	(5),(6)	(65,635)
Other income	926	—	—	—		926
Loss on extinguishment of debt	(2,737)	—	—	—		(2,737)
	(65,384)	(2,062)	—	(2,062)		(67,446)
Income from continuing operations	(193)	(2,431)	901	(1,530)		(1,723)
Discontinued operations:
Income from operations of properties sold or held for sale	15,395	—	—	—		15,395
Gain on sale of real estate	22,144	—	—	—		22,144
Net income	37,346	(2,431)	901	(1,530)		35,816
Less: Net income attributable to noncontrolling interests in subsidiaries	—	—	—	—		—
Net income attributable to the controlling interests	$37,346	$(2,431)	$901	$(1,530)		$35,816
Basic net income attributable to the controlling interests per share:
Continuing operations	$—					$(0.02)
Discontinued operations	0.55					0.55
Net income attributable to the controlling interests per share	$0.55					$0.53
Diluted net income attributable to the controlling interests per share:
Continuing operations	$—					$(0.02)
Discontinued operations	0.55					0.55
Net income attributable to the controlling interests per share	$0.55					$0.53
Weighted average shares outstanding - basic	66,580					66,580
Weighted average shares outstanding - diluted	66,580					66,580

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF INCOME
FOR THE YEAR ENDED DECEMBER 31, 2013

(1)	Represents amortization of the net intangible lease asset or liability based on the remaining life of the acquired leases.

(2)	Represents straight-line rent adjustment.

(3)	Represents property management costs incurred by the properties.

(4)
Represents depreciation over 30 years, based on the fair value of building and improvements, plus amortization of tenant origination costs, leasing commissions and absorption over the remaining life of the acquired leases.

(5)	Represents interest expense on the mortgage assumed with the Yale West acquisition.

(6)	The table below illustrates the pro forma adjustments for each property (in thousands):

		Yale West	1775 Eye Street, NW	Total All Properties
(1)	Amortization of lease intangibles, net	$(1,779)	$(359)	$(2,138)
(2)	Straight line rent adjustment	—	644	644
(3)	Property management costs	165	133	298
(4)	Depreciation and amortization	2,236	3,524	5,760
(5)	Interest expense	(2,062)	—	(2,062)